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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 25, 2001
                                                         --------------


              CSX Trade Receivables Corporation on behalf of the
                      CSXT Trade Receivables Master Trust
         (Issuer in respect of the CSXT Trade Receivables Master Trust
      6.00% Trade Receivables Participation Certificates, Series 1998-1)
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            (Exact name of registrant as specified in its charter)


          Delaware                       000-25567                59-3168541
          --------                       ---------                ----------
(State or other jurisdiction of         (Commission            (I.R.S. Employer
 incorporation or organization)           File No.)          Identification No.)

                 Route 688
                P.O. Box 87
             Doswell, Virginia                                          23047
             -----------------                                          -----
(Address of principal executive offices)                              (Zip Code)

     Registrant's telephone number, including area code:   (804) 876-3220
                                                           --------------

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)


Item 5.   Other Events.

          The Registrant is filing the exhibit listed in Item 7 below.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit 7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the April 25, 2001 Distribution Date.

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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                             CSXT TRADE RECEIVABLES MASTER TRUST

                         By: CSX TRADE RECEIVABLES CORPORATION



                              /s/David H. Baggs
                              -----------------
                              David H. Baggs
                              President and Treasurer


Date:  May 9, 2001

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                                  EXHIBIT LIST
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Exhibit
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7.1     Monthly Statement for the 6.00% Trade Receivables Participation
        Certificates, Series 1998-1 with respect to the April 25, 2001 Distribution Date

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